Exhibit 99.1

Transcript of Interview with Dan Preston, CEO of Metromile, at the ICR Conference - January 12, 2021

Jimmy Bhullar:

Hi, good morning everyone. My name is Jimmy Bhullar, I'm the insurance analyst at J.P. Morgan on the sell side. I'm going to be speaking with Dan Preston, Dan is the CEO of Metromile. As many of you might know, Metromile's a digital insurance company that's targeting the auto insurance market. And I'll ask Dan a few questions, I think there is the ability for you to send a question and certainly if you have anything, I would be happy to discuss that topic with Dan as well. But Dan maybe just to begin with, if you can discuss your background, and just provide a brief overview of the company.

Dan Preston:

Absolutely. Great to be here, thanks for having me. A bit of my background, my career has been as a data scientist and computer scientist, the early part of my career was primarily focused in research and academia, applying machine learning to astrophysics, medicine, computer vision and other areas that I found that are compelling applications of the science. Shortly thereafter, I was the co-founder and CTO of a payments company that we ultimately sold to Intuit in 2012. And what was intriguing to me about the opportunity with Metromile was that, fundamentally we're building a business and modeling data in a unique way, operationalizing the use of those models to create not only a better pricing model, but a better customer experience, and ultimately more effective business model that's able to return more and every dollar spent as we grow the business.

Dan Preston:

The fundamental premise for Metromile is that auto insurance today is largely unfair to majority of drivers. One third of drivers today effectively drive most of the miles and get in most of the accidents. And even though that's the case, they still pay the same rates as two thirds of the drivers who drive less than half of the miles. And it had never really been possible to charge in per mile basis until mobile phones largely had become ubiquitous, and cars became more and more connected. And this is all starting to happen around 2011. It's a measure of miles ultimately started to build the first pay per mile car insurance offering.

Dan Preston:

And what that's allowed us to do is create a value proposition that on average, saves customers 47% over what they were previously paying, which leads to larger than $100 billion revenue opportunity for us. What's been exciting as we've grown the business, fortunate enough to lead over the last several years, is that not only have we been able to offer per mile insurance to save our customers money right away, but we've also been building a more effective, more efficient enterprise through the use of modeling that data through the claims experience to customer experience and other areas. I'm so excited to spend more time talking with others today.

Jimmy Bhullar:

Okay. And maybe from just a consumer standpoint first, discuss some of the things that differentiate you. You mentioned the pay per mile, but just in terms of customer experience, enrolling in as a customer service, what are some of the things that differentiate you from the traditional auto insurance, many of whom have also been investing a lot of money in technology to try to improve their customer experience.

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Dan Preston:

Absolutely. Maybe I'll just start a bit with per mile itself. The starting point for most customers is frankly a function of price and where can I find the best rate for my auto insurance with the right coverage. And so the way that someone discovers Metromile's through a number of different channels, whether that's directly to our website, getting a rate, or trying right along to know the estimate how much you drive on additional discounts through safe driving, or even directly through our manufacturing partners, they're able to give insight to their customers about how much they drive and how much they can save with Metromile. And so effectively, you learn about Metromile engines and basic information, we come with a monthly fixed cost per mile rate and then at the end of every month, we charge retroactively the number of miles driven times a per mile rate that ultimately leads to the 47% savings on average. And we connect the vehicles through either a device that we send to the person that plugs into the car, it is available in our car store sold in the last 25 years.

Dan Preston:

And we also connect directly through the vehicle, through the API integrations for available vehicles that are connected these days. Now beyond that, the moment of truth for customers typically when they haven't claimed. And that experience today, for a traditional insurance is full of a lot of friction. And the reason for that is there is an enormous amount of fraud in auto insurance. You have work that happens in the front end of a claim to determine whether or not that claim happened as the customer said it id. And so this leads to an almost adversarial relationship with a customer where in our world because there is such a data across every customer, we're able to determine if that claim happened as the customer said it did. And the vast majority of cases give the customer an instant claim approval and an end to end automated claims experience. Now, the exciting part of this of course is that our customers don't have to deal with answering all these questions, going through all this process, they can just schedule for repair in their app, and be on their way.

Dan Preston:

And of course on the insurance side, we're able to reduce the overall cost of managing the claim, and the great signal of all this is that ultimately we still our cost structure, which leads to lower prices for our customers. From a customer experience, and one of the things that we've thought about very deliberately since day one, is how we're able to use that data for the best benefit of our customers. In addition to lowering costs for our customers, giving them a better experience for what they believe is the core use of insurance, which is said to manage and effectively pay claims, we've also been trying to help our customers in other ways beyond auto insurance. We help people avoid parking tickets through the app, we help people diagnose car issues also through the app by using the diagnostic data that comes from the car.

Dan Preston:

And we looked over time to continue to expand features like that, that are included as part of the customer experience, that just adds more value. One of the things that we've seen is that well, customers do initially switch because they're a little miles driver and save, they ultimately stay with the product because of the experiences and the things they're able to get with Metromile, and are less price sensitive after they switch. And so it's been a really valuable learning for us. And I think it's all kind of rooted in how we are able to deliver great value for our customers through the use of modeling that data for advancement. And we expect to be able to continue to grow on that over time.

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Jimmy Bhullar:

Are there any sort of key characteristics or a typical Metromile consumer, are these people who don't drive as much or people who drive a lot? And then any metrics that you could share on customer experience, whether it's under tension, and what it is, how it's changed over time. And then relatedly, if someone does leave to the extend you lose a customer, what is it that you lose them because of?

Dan Preston:

Yeah. The ideal customer for Metromile is someone who drives less than the average. Now, it's the average within any group of drivers. One thing that's important to know is that the insurance pricing model today largely across the industry, is effectively using demographic and other variables to create classes or groups of drivers that have similar risk and then giving them advice for that risk. Within any one of those groups, there's a wide distribution of number of miles driven. In order to save with Metromile, you basically need to be part of the two thirds of that group that drive less than the average for a peer of yours. And so what we've seen over time, is that as the product has grown, we're able to save any type of person money as long as you're driving less. It's much more about how someone lives, whether they work from home, recently retired, work close to where they live, take public transit, whatever it is about their lifestyle that leads them to be low mileage driver that makes them a good fit.

Dan Preston:

And what's been really important about that insight is that we don't need to rely on dropping price early on and then increasing prices later to ultimately acquire customers. We're able to offer that discount day one and sustain profitable unit economics from the very beginning. And over time, we've been able to grow a more standard or preferred business meaning higher quality book with higher retention rates, because of the way that the product is priced. To answer your question, we see a lifetime about three and a half years for a new customer that we acquire today. The first year retention rate is about 65 to 70%, which I believe that we've shared in our investor materials. And one of the things that we know in that presentation is that over time as customers stay with us longer, we find the retention rate improves over time. Much of the reasons that customers cancel after say a year, is largely related to them either moving out of a state that we currently support, and of course we're expanding into more states over the next couple of years.

Dan Preston:

They change their lifestyle, so maybe they move to a different location and start driving a lot more. Or the third is they start to bundle homeowners associated with their auto insurance. And that's the thing that we anticipate partnering with the carrier over the course of the next year so to be able to offer homeowners insurance across all product, which will allow us to better access customers who currently get a bundling discount that we currently aren't able to offer. As we're able to overcome some of those objections, we expect that we'll see our retention rate improving even further over, I think a very healthy retention rate that we see today.

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Jimmy Bhullar:

And maybe discuss a little bit on how many states you're in now and just your aspirations over the next year to two years. And then how have you selected the states that you started in initially? And the angle there is, are the additional states either difficult to operate in or what does it mean for your margins as you're expanding beyond the states that you're in right now?

Dan Preston:

Absolutely. We're in eight states today, those states largely reflect a pretty wide distribution of types of customers and different types of regulatory planning. For instance, California is our largest market, and has a number of restrictions around what you can use to price for insurance. One of them that's necessary is actually mileage. And so the opportunity there is quite substantial, where of course, we can price in a per mile basis, giving customers a fair price. And then sort of all kind of across spectrum from there to other states that you're able to operate in different kind of ways with more pricing variables to price the insurance product. As we scale into new states, it will be a combination of both the states where we can launch quickly and understand the rates and rules in a substantial way to be able to launch pretty quickly and then thereafter, scale up the business over the course of a year, iterate on the pricing model to ensure that we have profitability over that year, and then ultimately scale more quickly thereafter.

Dan Preston:

What we anticipate as we enter into new markets, is that, that first year we expect to have a higher loss ratio as we get the initial data from claims and other areas. But the learnings that we've had in those eight states, because it reflects a kind of wide distribution of different pricing structures, and different types of customers will inform how we enter into those new markets. However, that first year is effectively giving us the data to be able to iterate towards profitability, and then as we achieve our target loss ratios, accelerating growth thereafter. And so that one year lead in is what we've built into our expectation as we enter into new markets.

Jimmy Bhullar:

Okay. And then, you mentioned home insurance, have you already started talking to carriers on who you would be potentially adding in what region, or is that more of an aspiration right now?

Dan Preston:

Yeah, we're pretty far down the line on that. We have partners identified for how we would ultimately launch that product at this point is ultimately about the sequencing of the work related to states in other areas to be able to launch the product. We're pretty excited that we just want to make sure that customer experience is consistent and aligned with and built in to the customer experience that we're able to offer today in the auto insurance side.

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Jimmy Bhullar:

And then just relatedly, what's your long term aspiration if you look out five to 10 years, where do you see this business evolving, assuming you'll be in a majority of the states, maybe offering a few more products?

Dan Preston:

Absolutely. Over the course of the next five, 10 years, of course, we'll be continuing to expand the per mile insurance product, we'll be nationwide. And I think our plan is that by 2024, we'll achieve over a billion dollars in premium. We'll also be achieving a substantial amount of scale in premium. Now, the changes in insurance reflect the fundamental shift in the way that the world is digitizing. And so, no industry I think contains more than auto insurance as sensors kind of proliferate across the vehicle and person. And so I think one of the things that we're really interested in evolving smart and have made a number of steps towards is that the way in which we own cars and the way that cars will be insured is evolving really substantially over the course of the next five, 10 years. As you look towards for instance, how OEMs or car manufacturers are connecting their vehicles, this opens up substantial opportunities to directly interact with customers and vehicles to offer the best price to those customers on a per mile basis.

Dan Preston:

And lets customers discover the right price for them based on what their actual driving was in the first 30, 40, 50 days of driving their new vehicle. I think the opportunity is in being able to directly integrate with cars, offer interactive per mile basis, not only becomes more personalized, but then opens up opportunities to evolve with the way that we own and operate cars. For instance, as we move towards autonomy, the miles that are driven by the vehicle will have a different risk profile, of course, but it's not as though the vehicles will likely just turn to full autonomy day one where we can have a single price per vehicle, we likely will need a dynamic model that we believe per mile insurance is best suited support, where you would charge on a per mile basis for the miles that a customer is driving on a different rate and the miles that are being driven by the vehicle.

Dan Preston:

And so that dynamism in the pricing model allows us to better differentiate lower the overall cost of ownership and I think clear up some of the challenges associated with ensuring self driving cars over time. And so, as we look out even 10 years, cars themselves moving on they're going to change drastically. The insurance model necessary to support that needs to be dynamic, and highly connected. The platform that we've built today, I think can be most advantaged to be able to take advantage of the opportunity over the next, say, five, 10 years.

Jimmy Bhullar:

And I actually tried testing your website, and just either checking on whether it was available or not, I tried a few states it didn't work, but California I was able to get in. And I guess the customer experience in terms of getting enrolled was fairly easy, because you enter your name, address and a little bit of additional information and you get a quote. But I think a lot of the traditional insurance have been working on these things as well. It used to be that to get a quote you'd have to wait a day or two sometimes. And now that's fairly instantaneous, you can sort of customize a lot of the options, whether you want a rental car or not. What are the things that you think that traditional insurance companies are not doing and obviously, there's a whole spectrum of them, but maybe the leading edge companies like the Progressive, like the GEICO that you think you do a lot better, from a customer standpoint first?

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Dan Preston:

Yeah. The starting point, of course, is going to be per mile as being kind of the base factor. The quote, neural experience needs to be highly efficient and straightforward, right? I do you think it's a highly competitive area where everyone's trying to figure out how to get done there in 30 seconds on the quoting process. However, ultimately customers are going to decide the product, assuming they can get a price from many insurers based on what their price is going to be. Assuming someone in a low mileage driver, we will either be the lowest cost for them in best price, or accurately reflecting their risk and ultimately causing adverse selection on another carrier. I think the starting point is that the pricing model itself is able to attract customers in a way that they can believe they would save, as opposed to just being part of the considerations that when someone switches. Now, one of the things that we've been very deliberate about, is thinking about the post customer acquisition experience.

Dan Preston:

Not just thinking about how someone ultimately buys the product in the first place, but then thereafter, how we're able to build a more effective cost structure underneath the business. And this is more important because not only does that lead to better earnings for us, it also means that because pricing is a reflection of the carrier's underlying costs, it means that we can have a pricing advantage beyond per mile, but also in the way that we manage the business overall. And so because of the claims experience, where we can reconstruct an accident scene, determine what really happened in the accident scene, create end to end claims automation, that allows us to create a more efficient loss ratio, loss estimate expense, and ultimately cost structure that leads to better pricing in the long term. And that is a structural build for the company, that requires building the company from the ground up with the technology native in the business day one, and has been a very deliberate build. And as we scale the business that will continue to accrue advantages to the business over time.

Dan Preston:

The last thing I'll touch on is insurance distribution and product discovery is changing pretty substantially. It continues to be that digital distribution of the product is highly scalable through the various digital channels, Google, Facebook, etc. However, now we're starting to see a lot of other ways to discover products especially when you have sensor data that can give you insight into how much you've got and how safely you drive. We recently launched what we call Ride Along, which is the ability with our app to determine how much you save, and then earn additional discounts if you are a safe driver. And that's proving to be a highly scalable and exciting way for customers to find out about the product in the first place, but also find that they would be a saver with our products, and then switch based on that.

Dan Preston:

Second is working with car manufacturers and being able to find customers who are low mileage drivers, show them what their savings would be, even before they get a quote with us, based on what their estimated savings would be before they had a quote with us based on how much they drive. And I think some of that distribution over time, a substantial amount will start to shift towards these types of opportunities, where with the sense of it to day one, we can offer the best possible price. And the more ways that we can partner with other companies or create product experiences like Ride Along, the better customers will be able to discover what the right price is for them.

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Jimmy Bhullar:

And how are you distributing right now? Is the majority of the business just coming in unsolicited, or are you advertising, are you getting some business from auto partners or maybe just [inaudible 00:21:14] towards the drivers of your... How are you getting customers?

Dan Preston:

Yeah. Insurance purchases are largely not a single point in time for the most part. And so for a lot of customers is a journey over several touch points. And so it's important to have kind of this multifaceted approach to customer acquisition, that I think is important to the customer lifecycle. We certainly have a lot of digital acquisition on our customers and it's one of the things that we've invested in a lot over the last couple of years and creating more efficiency and digital acquisition through social and other areas, that is today still the highest scale area to be able to discover the product in the first place. Now we also, as I mentioned, are using Ride Along as a way to help customers discover the product as well. And that actually impacts customer acquisition in a couple of ways.

Dan Preston:

It's both in finding a product in the first place through the app store, through digital ads that drive to the app. But it's also a better way to convert customers afterwards. If you've been in [inaudible 00:22:24] extra mile, and gotten a quote with us, but are unsure how much you've saved, which is the number one question of whether or not someone will switch is are they a little miles driver? This allows customers who are uncertain to try out the product experience to see the value that we can create for them and ultimately this increases our conversion rates substantially. The last thing I'd add is, we're starting to see some of these partnerships, like billions, for instance, start to scale up, and I think it represents a lot more over time. And represents an opportunity to reach millions of customers every year, given the scale of new vehicles that are sold every year.

Jimmy Bhullar:

But a majority of your business now comes in through just your own app and through your own website?

Dan Preston:

The majority of business for sure, yeah, comes in directly.

Jimmy Bhullar:

And then can you talk about just acquisition price per customer and acquisition cost per customer? How that's changed over time, as you've sort of scaled up to business and where do you see that going?

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Dan Preston:

Yeah, absolutely. What I think we've shared in our investment documents is a cost of acquisition that includes the cost of marketing, underwriting fees, and the cost of the device, are all inclusive in that. And we made this very deliberate decision in 2018, where we were growing the business at a pretty considerable plus. However, as we were growing the business, we were effectively bagging more money every time we were adding premium. We made this very clever decision to focus on ensuring we had profitable unit economics, both in contribution margin and also in cost of acquisition, and wanted to basically insert two things. One, that as we scale we would minimize the need for additional capital and condition. But second, most importantly, we'd avoid the adverse selection that can lead often times to permanent damage in the business model, through churn and pricing inefficiencies. And the result of that is a substantially higher lifetime value that over our cost of acquisition.

Dan Preston:

And that's the work of pricing claims automation projects and optimization of our marketing costs across each market. And so to answer your question in advance and costs of acquisition, that has been a lot of what we've done in the last couple of years, and looking across each one of these channels to create efficiencies that allow us to scale the business of not only lower cost of acquisition, but in such a way that the lifetime value substantially exceed the cost of acquisition while maintaining unit economics that we've been able to achieve today. And I'm happy to go deeper into this, but one of the things that we've kind of seen in the business as we made these improvements is that the new business loss ratio, meaning the efficiency or the profitability of customers that are recently acquired, is very similar to the renewal loss ratio, which means that as we scale the business, we expect that, especially in mature markets, our loss ratio will stay within our targets and continue to scale at that level. Yeah. I'll just pause there.

Jimmy Bhullar:

Okay. And then maybe talk a little bit about the competitive environment, obviously auto pricing has been coming under pressure for the past year or so. And part of that's because of COVID. But how is that affecting your business in terms of both margins and growth?

Dan Preston:

Sorry, could you say that first [crosstalk 00:25:56]

Jimmy Bhullar:

Just think competitive environment and auto pricing coming under pressure.

Dan Preston:

Yeah. COVID is a really interesting environment for auto insurance. Obviously, in Q2, when driving went down by I believe 60%, all auto insurance carriers saw a substantial improvement in profitability. And what we saw in response to that, of course, was a number of rebates and cash back to customers, based on their improved earnings. We've also seen, of course, an increase in marketing spend from those insurers, given the expanded profitability. What's been really interesting for Metromile's business is, obviously, we saw our premiums come down right away so when people stopped driving, people started saving right away, we didn't need to go and offer additional cash back because people just never paid for that thing in the first place because they weren't using their insurance. And so what you'll see is I think an almost 20% decrease in premium in Q2, with our loss ratios staying pretty consistent. And over time, what we've seen recently is that driving has returned nearly back to original levels, but the nature of that driving is quite different.

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Dan Preston:

Instead of driving being largely in the rush hour periods, it's more spread out across time and it's being driven on different roads and there's more on weekend as much as there's changes in those dynamics, which has led to different risk profiles or risk characteristic for every mile driven. And so I think in some ways, the industry is a little stuck in that trying to figure out what to do with the pricing model is challenging. Should you reduce price to reflect the lower risk over the last year? Or should you keep it consistent knowing that as there's a vaccine, we may see an increase in miles driven and some kind of return to normalcy with, obviously, big question marks around how many people will continue to work from homes, I think, we all expect that there's going to be a substantial amount of folks who will be remote in the long term.

Dan Preston:

In the end, I think this is a great validation for Metromile's model in that we reflect the true risk as driving behavior changes, as number of miles driven changes, our pricing model reflects that change and gives customers the right price based on what their true use was. And that allows us to run with loss ratios and cost acquisition and other important KPIs consistently, regardless of kind of what the environment is at the time, without having to make drastic changes to the underlying business model or pricing model.

Jimmy Bhullar:

And one of the things that gets asked about most to sort of tech focus companies or FinTech companies is, especially the newer ones is the balance between growth and profitability. And I guess, recently at least investors have been paying more for companies for growth, regardless of whether there's profitability or not. Where are you in that dynamic of trying to balance growth versus profitability and any sort of long term maybe not guidance, but aspirations that you have for profitability, for ROE, combined ratios anything that you're able to share?

Dan Preston:

Absolutely. We're of the strong opinion that insurance is different than a lot of other businesses that can be grown very quickly, perhaps unprofitably and then ultimately turn profitable through improvements in efficiency. And the reason for this is that loss ratio is reflective of the price that you offer a customer day one. And so you need to get profitability right or your unit economics right first before you accelerate scale in a substantial way. Because otherwise, what ends up happening is you achieve scale with unprofitable business that leads to then having to increase your prices or adjusting your prices, that then leads to substantial churn. And actually one of the dynamics with adverse selection is that it ultimately leads to a price segmentation that can ultimately be damaged by that adverse selection.

Dan Preston:

And that you are then no longer competitive with large parts of the market because you were mispricing that risk from day one. And so it's very important for us not only to ensure that we didn't need to raise enormous amounts of capital and reduce pollution, but more importantly, to sustain the business model in the long term, that by getting profitability right on day one, it would enable us not only to manage capital more effectively, but actually be able to grow the business more consistently and more over the long term, over maximizing growth in the immediate term. And I think that very deliberate build is going to allow us to build a company that can consistently grow for a decade or more, and I think ultimately reflected in that discipline.

Jimmy Bhullar:

Okay, and I think one of your presentations I'd seen that you're projecting profitability in at least before acquisition expense in 2022, and then with acquisition expense, all in profitability around 2024. Are you still comfortable with those targets or how fresh are those targets?

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Dan Preston:

Yes, that's right. I think we just reaffirm that, that could be at the end of the year.

Jimmy Bhullar:

And then what allows you potentially to do maybe better, or what could be something that if that happens you might consider pushing back the profitability [inaudible 00:31:41]?

Dan Preston:

Yeah. We're going to continue our discipline and profitable unit economics. We certainly view the engine as being what is our lifetime value to the cost of acquisition and to deliver for us is largely a function of that. If we are able to continue to sustain those unit economics and demonstrate that for every dollar spent in marketing, we are earning X number of dollars back on top of that, we then have an effective way to deploy capital. And so as we discover more opportunities to distribute the product, as we discover more channels that are effective, as long as we are continuing to demonstrate that we can deploy capital efficiently in those markets and show that lifetime value of the cost of acquisition equation is true, that allows us to kind of lever up or down the growth based on that equation.

Dan Preston:

And so our plans are largely reflective of what we've already seen in the market and, of course, expansion to the three X the current time that we have today. And so based on that plan, there are a number of really exciting opportunities experienced through Ride Along and our partnership with OEMs, being a couple of good examples, where I think there's really exciting upside in the business. We'll continue to evaluate those as time goes on, but what I'll say is that the fundamentals here are all about how that engine continues to allow us to accelerate for growth profitably.

Jimmy Bhullar:

And how do you think about sort of your need for financing and how you sort of think about potential need, that the equity markets versus debt over the next few years?

Dan Preston:

Absolutely. If you take a look at the P&L, one of the things you'll find is that the capital that we're raising today is enough with a substantial buffer actually, to be able to turn the business cashflow positive, based on the plan that's there today. And so we don't expect to require any additional equity financing or debt financing to be able to turn the business cashflow positive. One of the things that we are utilizing or plan to utilize is reinsurance, that will allow us to run the carrier efficiently. And we've been using reinsurance in the past to do that. It's been structured in a bit of a different way than we planned to in the long term. In a long term we'll be doing this at a lower margin overall, which will be reflective of the changes in cost of capital. And so between this financing, and our future reinsurance, we don't expect additional capital beyond that.

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Jimmy Bhullar:

Okay. And as you talk to investors, what are some of the things that you feel about the company resonate the most with investors? And then just likewise, what are the areas of pushback that you can get from them?

Dan Preston:

Excellent. I think the three primary areas I would touch on, one of which I don't know if we spent much time here on I'm happy to go on deeper. The first is the segmentation advantage itself. On a per mile basis, we're able to save customers 47% on average, that, of course, creates a very large market opportunity for us. But the challenge is that for an existing incumbent, those customers that we acquire at the cost of acquisition that we have today and the margin we're able to acquire, largely represent the subsidy for the high mileage drivers. If you were to get per mile insurance at scale, as a large incumbent, the challenge is you're effectively lowering the premium for, say two thirds of your customers, it will ultimately lead to price increases on the other third of customers, which, of course, will lead to a fair amount of churn there. It has this almost cannibalistic effect on the overall business. And so by being a new entrant into this space, with a pricing model that can offer discounts in a level that we are able to, that alone represents such a large market, and I think this is probably the number one point that I would just re emphasize.

Dan Preston:

The second is the cost structure advantage. The way in which we manage claims, and the way that we're able to offer a customer experience through that, allows us to run a higher Net Promoter Score, which leads to better engagement and better retention. But it also allows us to create that substantial cost structure advantage in lowering fraud, lowering loss as an expense, and improving the overall efficiency of the insurance company, which leads to these higher lifetime values and ultimately, kind of lower adverse selection and better earnings over time. And so that technology, of course, is a core advantage of ours, has been developed over the last several years by our team of data scientists and engineers. Which leads me to the third point, which we haven't talked about yet here, which is we determined in 2018 and 2019, that there was an exciting opportunity to license components of that claims platform, to insurance carriers across the world, to help them create efficiencies in their business through the use of that automation experience.

Dan Preston:

Now, one thing we discovered was that it doesn't necessarily need to be tied to telematics, you can actually create a fair amount of efficiency, even with a traditional model, through the use of the same kind of automation that we've built there, of course, greatly enhanced through the use of telematics as we found with the car insurance business. But we, towards the end of 2019 brought Tokyo Marine, which is one of the largest insurers in Japan live on that platform, and we have two new insurers now live as well, in the US. This is an exciting business for us, because it's effectively better monetizes all this r&d that we were able to create a technology platform with. And we expect we'll be a really exciting business that can deliver a lot of value to shareholders over the coming years.

Jimmy Bhullar:

And this is your Metromile enterprise. And is Tokyo Marine, the only carrier there or are there others as well in the US or outside of the US?

Dan Preston:

There are two others that we haven't been able to yet announce names for, that are in the US.

Jimmy Bhullar:

They are contributing to revenues already?

Dan Preston:

Yeah.

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Jimmy Bhullar:

Okay. I'll check and see if there's any questions on the lines. Obviously, if you have a question, I think you could type and I can actually have that topic addressed. I don't see anything right now. What are the push backs, that you get obviously, sentiment on FinTech companies is very positive, and it's positive on some companies that you consider your peers as well and based on how most of the stocks have done, but what are the push backs that your company and your strategy gets specifically?

Dan Preston:

Yeah, excellent. I think the two are, I think what you kind of touched on earlier, the first being, our choice to prioritize unit economics over growth certainly has been a bit different than you've seen, I think, from a lot of other technology companies. And certainly, as I showed earlier, this is a very deliberate build reflecting, I think the differences in building an insurance company from the ground up. But I think that the first question is just basically how do we track the growth projections relative to what the last couple of years look like. And effectively what you see in the coming years is a similar growth rate to kind of what you saw in 2018, with the efficiency that we've been able to create over the last couple of years. And then in 22 and 23, the addition of basically three X number of markets or addressable customers based on the market expansion over those two years and accelerate growth right from there.

Dan Preston:

And the second is just the competitive dynamics, of course, a very large market with a number of very smart competitors. And I think the questions around, the dynamics around, the structural challenges that insurers face today, and our advantages with per mile and the cost structure advantage with the claims platform that we've built, the technology platform we've built, I think are kind of reflecting what we believe to be the advantage relative to that over the coming years.

Jimmy Bhullar:

Okay. And how dependent is the business model on the availability of reinsurance? I think, if you think about Lemonade, their business, obviously, is highly dependent on the availability of reinsurance and so far they've been able to source reinsurance adequate in a cost effective manner. But how dependent are you on that, and what are some of the other sort of key outside factors that will determine whether or not you're able to profitably grow?

Dan Preston:

Yeah. Fortunately, auto insurance is a pretty consistent and low volatility line of business. And so, loss ratios don't tend to swing by tens of points. They may have variances in the single digits. And given the loss ratios that we've experienced, we don't necessarily need reinsurance to cut losses, or manage risk managing loss ratio, at least. There are actually multiple ways to kind of finance the ways in which we think about surplus capital, for instance, in the carrier. This can be done either through the direct contribution of capital if you find the lowest cost of capital there or through reinsurance. And so ultimately, it's just about what is the lowest cost to managing surplus needs in the carrier and ensuring that there's enough surplus for policyholders and all that. And so, I don't think we're tied to the reinsurance markets in a particularly substantial way. Right now, we view it as the lowest cost of capital way to kind of manage the capital needs for the business.

Jimmy Bhullar:

Have you seen any noticeable changes in pricing for reinsurance, because in a lot of the other lines and commercial lines, reinsurance prices have been hardening?

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Dan Preston:

Yeah, we've heard that in the industry in general, there's been kind of a hardening of prices overall. I do believe that auto insurance because of that low volatility tends to be a little less affected and save property on homeowners in other areas. And so, I don't think we've necessarily been directly affected by that, but it's certainly something worth staying on top of the monitor.

Jimmy Bhullar:

And the enterprise segment if we're looking at various sort of activities and drivers of profitability seems like one of the most lucrative in terms of how it's contributing to your profitability. Are you exploring other markets for this? Maybe other product lines or other relationships that could help accelerate that growth?

Dan Preston:

Like [inaudible 00:42:53] enterprise?

Jimmy Bhullar:

Yeah.

Dan Preston:

Yeah. We have a pretty healthy pipeline today. We're expanding our sales teams to continue to add accounts to the platform, much of the last couple of years has been building and white labeling that product and getting our initial customers up to speed. And I think we're now entering into a period of substantial scale business. And so, we're both thinking about partnerships and just directly working with carriers to help them create efficiencies in their business. We're pretty excited about what the coming couple of years will look like, as we now have a few customers live and seeing it really worked for their customers, and expect this to now accelerating further.

Jimmy Bhullar:

And longer term, do you anticipate staying independent or would you sort of entertain combining with another company? Obviously, the traditional companies are trying to improve their technology infrastructures, but what do you see your future five, 10 years out?

Dan Preston:

Yeah. Obviously, we don't have any plans, other than the transaction that we're undertaking right now to bring the company public. And I think that the opportunity ahead of us is really substantial, where we can start to become one of the larger market cap companies in the States. And so, hard to say what the next five or 10 years will hold for us, but I do expect that we can grow a substantial value overtime as a public company. And that's our point.

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Jimmy Bhullar:

And I still don't see any questions from the audience, but anything important that I haven't asked you, you want to make sure you leave the listeners with?

Dan Preston:

I think we actually covered a wide number of topics. Yeah, I think it's good.

Jimmy Bhullar:

Okay. All right, we'll end the call with that. Thanks, Dan and thanks, everyone for participating.

Dan Preston:

Thanks, all. Take care, bye.

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